                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934. DATE OF REPORT (Date of earliest event reported) November 30, 1998.




                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)

     DELAWARE               0-26866                        95-4343413
 (State of Other          (Commission             (IRS Employer Identification
 Jurisdiction of         File Number)                       Number)
  Incorporation)


                  22026 20TH AVE. SE, BOTHELL, WASHINGTON 98021
                    (Address of Principal Executive Offices)

                                 (425) 487-9500
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 6
                             Exhibit Index on Page 4
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ITEMS 1 THROUGH 4 AND 6 THROUGH 9 NOT APPLICABLE.

ITEM 5     OTHER EVENTS.

Reference is made to the press release issued to the public by the registrant on November 30, 1998 relating to the termination of the Agreement with Daiichi Pharmaceuticals Co., Ltd., the text of which is attached hereto as Exhibit 99.3 for a description of the events reported pursuant to this Form 8-K.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SONUS PHARMACEUTICALS, INC.


Date: December 4, 1998         By: /s/  Gregory Sessler
                                   --------------------
                                   Gregory Sessler
                                   Chief Financial Officer and Assistant
                                   Secretary (Principal Financial and
                                   Accounting Officer)


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                                  EXHIBIT INDEX


                                                                     SEQUENTIAL
EXHIBIT NO.           DESCRIPTION                                     PAGE. NO.
----------            -----------                                    ----------
99.3                  Press Release date November 30, 1998.               5





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